UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024 (July 2, 2024)

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 297-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Update on Potential Separation of Consumer Business

As Masimo Corporation (“Masimo”) previously disclosed in its definitive proxy statement for its 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2024, a third party (the “Potential JV Partner”) with whom Masimo’s management had been engaged in discussions regarding a potential investment in Masimo informed Masimo in March 2024 that the Potential JV Partner would be interested in exploring an acquisition of a majority of Masimo’s consumer business (the “Potential JV”).

On May 7, 2024, Masimo entered into a non-binding term sheet with the Potential JV Partner (the “Term Sheet”), pursuant to which Masimo would sell the majority stake of its consumer audio and consumer health businesses to the Potential JV and the Potential JV Partner would make a cash payment to Masimo and also contribute cash to the Potential JV.

On July 2, 2024, after conducting six weeks of due diligence, the Potential JV Partner provided to Masimo a non-binding term sheet confirmation regarding the Potential JV (the “Term Sheet Confirmation”). The Term Sheet Confirmation provides, among other things, that the Potential JV Partner is prepared to offer a purchase price in the range of $850 million to $950 million for Masimo’s consumer business, on a cash and debt free basis. The Term Sheet Confirmation outlines certain additional terms and conditions of the Potential JV pertaining to the proposed valuation, potential strategic partners and due diligence matters. The Term Sheet Confirmation also contemplates a short-term extension of the exclusivity period between the parties through mid-August 2024 with respect to a Potential JV, as one to two other companies may join the Potential JV and need time to do their due diligence.

Masimo and the Potential JV Partner remain in active discussions regarding the terms of the Potential JV, which are subject to, among other matters, further discussion and agreement between the parties, completion of due diligence and receipt of all corporate or other approvals required by Masimo and the Potential JV Partner/s, including approval of Masimo’s Board of Directors (the “Board”). Among the terms still under discussion are the scope of the intellectual property rights that will be granted to the Potential JV. Masimo has proposed to license certain intellectual property rights to the Potential JV for use solely within the consumer field. The license would not extend to the healthcare field. In addition, Masimo has proposed to retain the litigation with Apple. Accordingly, the terms of the Potential JV described in this Current Report on Form 8-K (this “Form 8-K”) are subject to change in all respects. The purchase price provided in the Term Sheet Confirmation is less than that provided in the Term Sheet, and Masimo intends to negotiate for a higher price. Masimo is being advised by Morgan Stanley and outside counsel in connection with the Potential JV.

As announced on March 22, 2024, the Board continues to evaluate the optimal value maximizing structure of the separation of Masimo’s consumer business, including the active consideration of a possible spin-off of the consumer business into a new public company.

The foregoing description does not purport to contain or present all information relating to the Potential JV, and the final terms of any Potential JV may differ materially from what is described in this Form 8-K, the Term Sheet and the Term Sheet Confirmation.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the Potential JV, the status of ongoing discussions between Masimo and the Potential JV Partner, the scope of the intellectual property rights that may be granted to the Potential JV, the ability of the parties to enter into the Potential JV, the exclusivity period between the parties with respect to Potential JV, the Potential JV Partner’s interest in acquiring a majority of Masimo’s consumer business, the ability of the Potential JV Partner to identify one or more strategic investment partners, the terms of the Potential JV transaction and any potential separation of Masimo’s consumer business, including a possible spin-off of the consumer business. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause Masimo’s actual results to differ materially and adversely from those expressed in Masimo’s forward-looking statements as a result of various risk factors, including, but not limited to: the risk that the Potential JV may not be entered into or completed in a timely manner or at all; the risk that the terms of the Potential JV may differ materially from the preliminary terms outlined in this Form 8-K, including with respect to the expected purchase price, valuation, potential strategic partners, due diligence and intellectual property licenses; the failure to receive, on a timely basis or otherwise, any required approvals of the Potential JV by the Board and/or regulatory authorities; the effect of the announcement or pendency of the Potential JV on Masimo’s ability to attract, motivate or retain key executives and employees, Masimo’s ability to maintain relationships with its business counterparties, or its operating results and business generally; risks related to the Potential JV diverting management’s attention from Masimo’s ongoing business operations; the amount of costs, fees and expenses related to the Potential JV; the risk that the Potential JV or any alternative separation or spin-off of Masimo’s consumer business, if entered into and completed, will not achieve its intended benefits; risks relating to evolving legal, regulatory and tax regimes, as well as other factors and risks discussed in the “Risk Factors” section of Masimo’s most recent reports filed with the SEC, which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, Masimo does not know whether its expectations will prove correct. All forward-looking statements included in this Current Report on Form 8-K are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in its most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) The following item is filed as an exhibit to this Form 8-K.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: July 8, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

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